Exhibit 99.1

KBS SOR (BVI) HOLDINGS, LTD.

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2018

UNAUDITED

U.S. DOLLARS IN THOUSANDS

INDEX

Page

Consolidated Statements of Financial Position	2

Consolidated Statements of Operations	3

Consolidated Statements of Comprehensive Income	4

Consolidated Statements of Changes in Equity	5-7

Consolidated Statements of Cash Flows	8-9

Notes to Interim Consolidated Financial Statements	10-15

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KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	June 30,		December 31,
	2018	2017	2017
	Unaudited		Audited
	U.S. dollars in thousands
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$44,348	$91,118	$319,686
Rents and other receivables, net	3,897	2,841	2,130
Prepaid expenses and other assets	1,850	17,025	4,639
Restricted cash	3,666	9,820	3,297
	53,761	120,804	329,752
Investment properties held for sale	67,351	174,357	—

	121,112	295,161	329,752
NON-CURRENT ASSETS
Investment properties	1,093,144	1,492,446	834,489
Investment in joint ventures	168,662	96,455	166,895
Investment in debt instruments, net	17,879	17,534	17,751
Financial assets at fair value through profit or loss	101,141	44,161	93,737
Restricted cash	7,342	11,677	7,373
	1,388,168	1,662,273	1,120,245

Total assets	$1,509,280	$1,957,434	$1,449,997

LIABILITIES
CURRENT LIABILITIES
Notes and bonds payable, net	$77,495	$277,627	$117,537
Debentures, net	53,057	—	—
Accounts payable and accrued liabilities	18,272	28,173	15,969
Other liabilities	9,430	12,946	10,193
	158,254	318,746	143,699
Notes payable related to properties held for sale, net	27,566	87,132	—

	185,820	405,878	143,699
NON-CURRENT LIABILITIES
Notes and bonds payable, net	402,391	397,766	213,190
Debentures, net	206,717	270,705	272,316
Rental security deposits	5,191	7,506	4,306
	614,289	675,977	489,812

Total liabilities	800,109	1,081,855	633,511

EQUITY
Owner's net equity	679,867	849,472	787,529
Non-controlling interests	29,304	26,107	28,957
Total equity	709,171	875,579	816,486

Total liabilities and equity	$1,509,280	$1,957,434	$1,449,997
The accompanying notes are an integral part of the interim consolidated financial statements.

August 9, 2018	/s/ Jeffrey Waldvogel	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of	Waldvogel, Jeffrey	McMillan III, Peter	Hall, Keith David
financial statements	Chief Financial Officer	Chairman of Board of Directors	Chief Executive Officer

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Six months ended June 30,		Three months ended June 30,		Year ended December 31,
	2018	2017	2018	2017	2017
	Unaudited				Audited
	U.S. dollars in thousands

Revenues and other income:

Rental income	$33,596	$60,312	$18,642	$30,560	$108,113
Tenant reimbursements	6,385	12,094	3,703	6,457	21,710
Interest income from debt investments	1,012	760	511	600	1,782
Other operating income	1,173	2,540	952	987	4,001

Total revenues and other income	42,166	75,706	23,808	38,604	135,606

Expenses:
Operating, maintenance, and management fees	(13,058)	(22,207)	(7,571)	(11,299)	(42,611)
Real estate taxes and insurance	(5,774)	(10,152)	(3,435)	(5,415)	(17,404)

Total expenses	(18,832)	(32,359)	(11,006)	(16,714)	(60,015)

Gross profit	23,334	43,347	12,802	21,890	75,591

Fair value adjustment of investment properties, net	(1,967)	(14,131)	2,534	(11,410)	4,755
Loss on deconsolidation	—	—	—	—	(667)
Loss on extinguishment of debt	—	—	—	—	(478)
Equity in income of unconsolidated joint venture	447	2,092	22	398	24,130
Asset management fees to affiliate	(4,043)	(5,603)	(2,218)	(2,855)	(10,686)
General and administrative expenses	(2,495)	(1,341)	(1,182)	(426)	(2,852)

Operating profit	15,276	24,364	11,958	7,597	89,793

Finance income	1,305	170	403	154	1,021
Finance (loss) income from financial assets at fair value through profit or loss	(4,842)	3,207	10,064	1,338	12,640
Finance expenses	(14,410)	(19,709)	(7,819)	(10,323)	(37,149)
Foreign currency transaction adjustments	9,114	(7,097)	10,111	(2,426)	(15,298)

Net income (loss)	$6,443	$935	$24,717	$(3,660)	$51,007

Net income (loss) attributable to owner	$6,838	$960	$24,958	$(3,441)	$48,317
Net income (loss) attributable to non-controlling interests	(395)	(25)	(241)	(219)	2,690

Net income (loss)	$6,443	$935	$24,717	$(3,660)	$51,007

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Six months ended June 30,		Three months ended June 30,		Year ended December 31,
	2018	2017	2018	2017	2017
	Unaudited				Audited
	U.S. dollars in thousands

Net income (loss)	$6,443	$935	$24,717	$(3,660)	$51,007

Total comprehensive income (loss)	$6,443	$935	$24,717	$(3,660)	$51,007

Total comprehensive income (loss) attributable to owner	$6,838	$960	$24,958	$(3,441)	$48,317

Total comprehensive income (loss) attributable to non-controlling interests	(395)	(25)	(241)	(219)	2,690

Total comprehensive income (loss)	$6,443	$935	$24,717	$(3,660)	$51,007

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited

Balance at January 1, 2018	$413,087	$332,811	$41,631	$787,529	$28,957	$816,486
Net income (loss)	—	6,838	—	6,838	(395)	6,443
Total comprehensive income (loss)	—	6,838	—	6,838	(395)	6,443
Dividends to Owner	—	(114,500)	—	(114,500)	—	(114,500)
Non-controlling interests contributions	—	—	—	—	742	742

Balance at June 30, 2018	$413,087	$225,149	$41,631	$679,867	$29,304	$709,171

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited

Balance at January 1, 2017 (audited)	$413,087	$407,994	$41,631	$862,712	$26,131	$888,843
Net income (loss)	—	960	—	960	(25)	935
Total comprehensive income (loss)	—	960	—	960	(25)	935
Dividends to Owner	—	(14,200)	—	(14,200)	—	(14,200)
Non-controlling interests contributions	—	—	—	—	11	11
Distributions to non-controlling interest	—	—	—	—	(10)	(10)

Balance at June 30, 2017	$413,087	$394,754	$41,631	$849,472	$26,107	$875,579

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited

Balance at April 1, 2018	$413,087	$311,191	$41,631	$765,909	$28,811	$794,720
Net income (loss)	—	24,958	—	24,958	(241)	24,717
Total comprehensive income (loss)	—	24,958	—	24,958	(241)	24,717
Dividends to Owner	—	(111,000)	—	(111,000)	—	(111,000)
Non-controlling interests contributions	—	—	—	—	734	734

Balance at June 30, 2018	$413,087	$225,149	$41,631	$679,867	$29,304	$709,171

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited

Balance at April 1, 2017	$413,087	$405,695	$41,631	$860,413	$26,319	$886,732
Net loss	—	(3,441)	—	(3,441)	(219)	(3,660)
Total comprehensive loss	—	(3,441)	—	(3,441)	(219)	(3,660)
Dividends to Owner	—	(7,500)	—	(7,500)	—	(7,500)
Non-controlling interests contributions	—	—	—	—	10	10
Distributions to non-controlling interest	—	—	—	—	(3)	(3)

Balance at June 30, 2017	$413,087	$394,754	$41,631	$849,472	$26,107	$875,579

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Audited

Balance at January 1, 2017	$413,087	$407,994	$41,631	$862,712	$26,131	$888,843
Net income	—	48,317	—	48,317	2,690	51,007
Total comprehensive income	—	48,317	—	48,317	2,690	51,007
Dividends to Owner	—	(123,500)	—	(123,500)	—	(123,500)
Non-controlling interests contributions	—	—	—	—	158	158
Distributions to non-controlling interests	—	—	—	—	(22)	(22)

Balance at December 31, 2017	$413,087	$332,811	$41,631	$787,529	$28,957	$816,486

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six months ended June 30,		Three months ended June 30,		Year ended December 31,
	2018	2017	2018	2017	2017
	Unaudited				Audited
	U.S. dollars in thousands
Cash flows from operating activities:
Net income (loss)	$6,443	$935	$24,717	$(3,660)	$51,007
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Equity in income of unconsolidated joint venture	(447)	(2,092)	(22)	(398)	(24,130)
Fair value adjustment on investment properties, net	1,967	14,131	(2,534)	11,410	(4,755)
Loss on deconsolidation	—	—	—	—	667
Loss on extinguishment of debt	—	—	—	—	478
Deferred rent	(1,670)	(1,370)	(925)	(445)	(2,416)
Bad debt (recovery) expense	(218)	(58)	148	(22)	724
Financing expense, net	14,410	19,709	7,819	10,323	37,149
Finance income	(1,305)	(3,377)	(403)	(1,492)	(1,021)
Finance loss (income) from financial assets at fair value through profit or loss	4,842	—	(10,064)	—	(12,640)
Interest income from debt instruments, net	(1,012)	(760)	(511)	(600)	(1,782)
Foreign currency transaction adjustments	(9,114)	7,097	(10,111)	2,426	15,298
	13,896	34,215	8,114	17,542	58,579
Changes in assets and liabilities:
Restricted cash	(372)	(91)	165	(474)	(275)
Rents and other receivables	(1,445)	(780)	(471)	(537)	(755)
Prepaid expenses and other assets	(1,299)	(1,149)	(312)	1,182	204
Accounts payable and accrued liabilities	(204)	(1,785)	1,041	(222)	(3,301)
Rental security deposits	885	279	334	(356)	(2,288)
Other liabilities	(537)	23	20	(728)	(2,455)
Lease incentive additions	(221)	(371)	(204)	(342)	(482)
	(3,193)	(3,874)	573	(1,477)	(9,352)

Net cash provided by operating activities	10,703	30,341	8,687	16,065	49,227

Cash Flows from Investing Activities:
Acquisitions of investment properties	(312,348)	(82,235)	(74,178)	—	(165,465)
Improvements to investment properties	(15,024)	(21,180)	(9,355)	(14,378)	(47,679)
Proceeds from sales of investment properties, net	1,943	93,186	25	93,186	834,480
Deferred proceeds related to sale of real estate	281	1,728	—	1,728	1,728
Reimbursement of construction costs	1,636	—	1,636	—	—
Deconsolidation of 353 Sacramento *)	—	—	—	—	37,900
Investments in debt investments, net	—	(12,514)	—	(7,514)	(12,514)
Proceeds from insurance claims	—	—	—	—	3,540
Investment in joint venture	(1,320)	—	(1,320)	—	—
Distributions of capital from investment in joint venture	—	58,170	—	—	58,170
Investments in financial assets at fair value through profit or loss, net	(15,851)	(38,995)	(888)	(38,995)	(43,308)
Distribution from financial assets at fair value through profit or loss	1,345	988	906	—	3,704
Purchase of interest rate cap	(163)	(107)	(163)	—	(107)
Purchase of derivative financial instrument	—	—	—	—	(3,434)
Proceeds from termination of derivative financial instrument	—	—	—	—	6,557
Interest income received	2,101	2,193	795	244	1,900
Dividend income received	2,244	180	1,209	180	2,189
Funding of development obligations	(818)	—	(271)	—	—
Restricted cash for capital expenditures	—	4,562	—	3,331	9,599

Net cash (used in) provided by investing activities	(335,974)	5,976	(81,604)	37,782	687,260

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six months ended June 30,		Three months ended March 31,		Year ended December 31,
	2018	2017	2018	2017	2017
	Unaudited				Audited
	U.S. dollars in thousands

Cash Flows from Financing Activities:
Proceeds from debentures, notes and bonds payable	184,351	124,556	95,351	37,151	187,204
Principal payments on notes and bond payable	(5,711)	(69,019)	(4,854)	(33,211)	(477,089)
Payments of deferred financing costs	(2,702)	(1,793)	(1,450)	(464)	(2,376)
Interest paid	(12,247)	(16,256)	(3,787)	(5,866)	(32,688)
Non-controlling interests contributions	742	11	734	10	158
Distributions to non-controlling interests	—	(10)	—	(3)	(22)
Dividends to Owner	(114,500)	(14,200)	(111,000)	(7,500)	(123,500)

Net cash provided by (used in) financing activities	49,933	23,289	(25,006)	(9,883)	(448,313)

Effect of exchange rate changes on cash and cash equivalents	—	5	(1)	2	5

Net (decrease) increase in cash and cash equivalents	(275,338)	59,611	(97,924)	43,966	288,179
Cash and cash equivalents, beginning of period	319,686	31,507	142,272	47,152	31,507

Cash and cash equivalents, end of period	$44,348	$91,118	$44,348	$91,118	$319,686

Supplemental Disclosure of Noncash Investing and Financing Activities:
Increase in accrual improvements to real estate	$1,265	$3,551	$—	$—	$—

Increase in restricted cash related to property insurance proceeds	$—	$744	$—	$—	$—

Decrease in restricted cash in connection with development obligations	$—	$753	$—	$594	$183

Application of escrow deposits to acquisition of investment properties	$—	$2,000	$—	$—	$2,000

Increase in restricted cash related to development obligations	$343	$1,368	$—	$1,368	$—

Increase to development obligations related to sales of real estate	$74	$3,692	$—	$3,692	$3,816

SREIT units received in connection with the Singapore Transaction	$—	$—	$—	$—	$38,720

*) Proceeds from sale of investment in previously consolidated subsidiary (353 Sacramento):
Working capital (excluding cash and cash equivalents)	$—	$—	$—	$—	$(256)
Investment property	$—	$—	$—	$—	$174,357
Note payable, net	$—	$—	$—	$—	$(87,132)
Loss on deconsolidation	$—	$—	$—	$—	$(667)
Investment in joint venture	$—	$—	$—	$—	$(48,402)
	$—	$—	$—	$—	$37,900

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1:    GENERAL INFORMATION

a.
The accompanying unaudited interim financial statements have been prepared in a condensed format as of June 30, 2018 and for the six and three months period then ended ("interim condensed financial statements"). These interim condensed financial statements should be read in conjunction with the Company's annual financial statements as of December 31, 2017 and for the year then ended and the accompanying notes ("annual financial statements").

b.
The Company and its subsidiaries (the "Group") operate in the investment real estate segment in the United States, which includes mainly investment in office and residential real estate and undeveloped lands. In addition, the Company invests in real estate-related loans and real estate equity securities.

NOTE 2:    SIGNIFICANT ACCOUNTING POLICIES

a.	Basis of preparation of the interim consolidated financial statements:
The interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles for the preparation of financial statements for interim periods, as prescribed in IAS 34, "Interim Financial Reporting", and in accordance with the disclosure requirements of Chapter D of the Securities Regulations (Periodic and Immediate Reports), 1970.

The accounting policies adopted in the preparation of the interim consolidated financial statements are consistent with those followed in the preparation of the annual consolidated financial statements, except the following:

b.	Revenues from contracts with customers:
As described in note 4a to the annual financial statements as to the initial application of IFRS 15 - "Revenues from contracts with customers" (hereinafter - the standard), the Company elected the modified retrospective adoption method without restatement of comparative periods.

Regarding the accounting policy implemented until December 31, 2017 in respect of revenue recognition - see paragraph k of Note 2 to the annual consolidated financial statements.

The accounting policy that will be applied beginning January 1, 2018 with regards to revenue recognition is as follows:

1.	Revenue recognition

In accordance with the Standard, revenue from contracts with customers is recognized in the statement of operations when the control of the asset or service is transferred to the customer. Revenue is measured and recognized at fair value of the consideration expected to be received in accordance with the terms of the contract, net of the amounts collected in favor of third parties (such as taxes).

KBS SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2:    SIGNIFICANT ACCOUNTING POLICIES (Cont.)

Revenue is recognized in profit or loss to the extent that the economic benefits, and the income and costs, if relevant, that are expected to flow to the Company can be measured reliably.

In determining the amount of revenue from contracts with customers, the Company examines whether it acts as a principal supplier or as a contract agent. The Company is a major supplier when it controls the goods or service promised prior to its transfer to the customer. In such cases, the Company recognizes revenue in the gross amount of the consideration. In cases where the Company acts as an agent, the Company recognizes income in a net amount, net of the amounts due to the principal supplier.

2.	Rental income

Rental income are recognized according to the straight line method over the term of the rental period, A constant increase in rental income over the term of the contract is recognized as income according to the straight line method over the rental period.

NOTE 3:    INVESTMENT IN SIGNIFICANT JOINT VENTURE

The Company does not attach the financial statements of KBS SOR SREF III 110 William, LLC, since its reports are insignificant to the Company's financial statements and do not add more information than what is contained below.

Summarized information about the statement of financial position and the statement of profit or loss of KBS SOR SREF III 110 William, LLC (100%) (in thousands) (1):

	June 30,		December 31,
	2018	2017	2017
	Unaudited		Audited
	U.S. dollars in thousands

Current assets	$22,768	$17,517	$19,467
Non-current assets (investment property)	479,922	439,119	480,161
Current liabilities	268,146	7,429	6,455
Non-current liabilities	514	258,695	260,670

Equity	$234,030	$190,512	$232,503
Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$117,419	$96,455	$116,026

(1)	The company holds 60% of KBS SOR SREF III 110 William, LLC.

KBS SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3:    INVESTMENT IN SIGNIFICANT JOINT VENTURE (Cont.)

	Six months ended June 30,		Three months ended June 30,		Year ended December 31,
	2018	2017	2018	2017	2017
	Unaudited				Audited
	U.S. dollars in thousands

Revenues	$18,223	$16,318	$9,206	$8,452	$34,223
Gross profit	10,171	8,464	5,256	4,610	17,886
Operating profit (*)	10,025	7,816	5,205	3,962	57,714
Net income (*)	1,529	2,646	812	178	44,636

Share of profit from joint venture (Based on the waterfall mechanism)	1,393	2,092	725	398	21,663

(*)Includes revaluation of investment property	$(146)	$(648)	$(51)	$(648)	$39,828
NOTE 4:    FINANCIAL INSTRUMENTS

The fair value of non-current notes payables as of June 30, 2018 is not materially different from its fair value as presented in the annual consolidated financial statements as of December 31, 2017.  The fair value of the debentures payable as of June 30, 2018 was approximately $274.1 million (1,002.4 million NIS).

The change in fair value of foreign currency option that are not designated as cash flow hedges are recorded as foreign currency transaction gains or losses in the accompanying consolidated statements of operations. During the six months ended June 30, 2018, the Company recognized a net gain of $9.1 million derived from a $13.4 million of foreign currency transaction gain related to exchange differences of the debentures, which is shown net against a $4.3 million loss related to the foreign currency option. During the three months ended June 30, 2018, the Company recognized a net gain of $10.1 million derived from a $12.3 million of foreign currency transaction gain related to exchange differences of the debentures, which is shown net against a $2.2 million loss related to the foreign currency option. The gain is shown in the accompanying consolidated statements of operations as foreign currency transaction adjustments.

As of June 30, 2018, the Company used Level 2 inputs to measure the foreign currency option fair value at approximately $0, which is shown in prepaid expenses and other assets on the accompanying consolidated statements of financial position.

As of June 30, 2018, the Company had a working capital shortfall amounting to $64.7 million, primarily attributed to loans maturing in the year following the date of the statement of financial position and an amortizing payment related to the debentures. The Company intends to either exercise extension options available under the loans or refinance loans as they come due and does not anticipate any challenges in refinancing such loans given the relatively low leverage of Company properties, the Company’s relationship with third-party lenders and its past experience placing debt on its properties. Accordingly, the Company does not view the working capital shortfall as a liquidity problem.

KBS SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5:     SIGNIFICANT EVENTS DURING THE REPORTING PERIOD

Acquisition and Financing of Marquette Plaza:

On March 1, 2018, the Company, through an indirect wholly owned subsidiary, acquired an office property containing 522,656 rentable square feet located on 2.5 acres of land in Minneapolis, Minnesota (“Marquette Plaza”).  The seller is not affiliated with the Company or the Advisor. The purchase price (net of closing credits) of Marquette Plaza was $88.3 million plus $1.1 million of acquisition costs. Marquette Plaza was built in 1972 and renovated in 2002 and was 70% leased to 21 tenants as of the acquisition date.

On June 6, 2018, the Company, through an indirect wholly owned subsidiary, entered into a term loan facility with an unaffiliated lender, for borrowings up to $70.8 million, secured by Marquette Plaza (the “Marquette Plaza Mortgage Loan”). At closing, $50.8 million of the loan was funded and the remaining $20.0 million was available for future disbursements to be used for leasing commissions, tenant improvements and capital expenditures, subject to certain terms and conditions contained in the loan documents.

The Marquette Plaza Mortgage Loan matures on June 6, 2021, with two one-year extension options, subject to certain terms and conditions contained in the loan documents, and bears interest at a floating rate of 155 basis points over one-month LIBOR. Monthly payments are interest only with the principal balance, all accrued and unpaid interest and all other sums due under the loan documents due at maturity. The Company has the right to prepay all or a portion of the Marquette Plaza Mortgage Loan, subject to certain fees and conditions contained in the loan documents.

Acquisition and Financing of City Tower:

On March 6, 2018, the Company, through an indirect wholly owned subsidiary, acquired an office building containing 431,007 rentable square feet located on approximately 4.92 acres of land in Orange, California (“City Tower”).  The seller is not affiliated with the Company or the Advisor. The purchase price (net of closing credits) of City Tower was $147.1 million plus $1.6 million of acquisition costs. City Tower was built in 1988 and partially renovated in 2016 and was 76% leased to 24 tenants as of the acquisition date.

On March 6, 2018, in connection with the Company’s acquisition of City Tower, the Company, through an indirect wholly owned subsidiary, entered into a term loan facility with Compass Bank, an unaffiliated lender, for borrowings up to $103.4 million, secured by City Tower (the “City Tower Mortgage Loan”). At closing, $89.0 million of the loan was funded and the remaining $14.4 million was available for future disbursements to be used for leasing commissions and capital expenditures, subject to certain terms and conditions contained in the loan documents.

The City Tower Mortgage Loan matures on March 5, 2021, with two one-year extension options, subject to certain terms and conditions contained in the loan documents, and bears interest at a floating rate of 155 basis points over one-month LIBOR. Monthly payments are interest only with the principal balance, all accrued and unpaid interest and all other sums due under the loan documents due at maturity. The Company has the right to prepay all or a portion of the City Tower Mortgage Loan, subject to certain fees and conditions contained in the loan documents.

KBS SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5:     SIGNIFICANT EVENTS DURING THE REPORTING PERIOD (Cont.)

Acquisition and Financing of Eight & Nine Corporate Centre:

On June 8, 2018, the Company, through an indirect wholly owned subsidiary, acquired an office property consisting of two buildings containing an aggregate of 311,864 rentable square feet located on approximately 27.6 acres of land in Franklin, Tennessee (“Eight & Nine Corporate Centre”).  The seller is not affiliated with the Company or the Advisor. The purchase price (net of closing credits) of Eight & Nine Corporate Centre was $73.0 million plus $1.2 million of acquisition costs. Eight & Nine Corporate Centre was built in 2007 and was 82% leased to 12 tenants as of the acquisition date.

On June 8, 2018, in connection with the Company’s acquisition of Eight & Nine Corporate Centre, the Company, through an indirect wholly owned subsidiary, entered into a term loan facility with an unaffiliated lender, for borrowings up to $48.8 million, secured by Eight & Nine Corporate Centre (the “Eight & Nine Corporate Centre Mortgage Loan”). At closing, $43.9 million of the loan was funded and the remaining $4.9 million was available for future disbursements to be used for leasing commissions, tenant improvements and capital expenditures, subject to certain terms and conditions contained in the loan documents.

The Eight & Nine Corporate Centre Mortgage Loan matures on June 8, 2021, with two one-year extension options, subject to certain terms and conditions contained in the loan documents, and bears interest at a floating rate of 160 basis points over one-month LIBOR. Monthly payments are interest only with the principal balance, all accrued and unpaid interest and all other sums due under the loan documents due at maturity. The Company has the right to prepay all or a portion of the Eight & Nine Corporate Centre Mortgage Loan, subject to certain fees and conditions contained in the loan documents.

Real Estate Equity Securities

During the six months ended June 30, 2018, the Company purchased 165,000 shares of common stock of Whitestone REIT (NYSE Ticker: WSR) for an aggregate purchase price of $1.9 million and 1,576,809 shares of common stock of Franklin Street Properties Corp. (NYSE Ticker: FSP) for an aggregate purchase price of $14.0 million.

As of June 30, 2018, the Company owned three investments in real estate equity securities. The following table sets forth the number of shares owned by the Company and the related carrying value of the shares as of June 30, 2018 and December 31, 2017 (dollars in thousands):

	June 30, 2018		December 31, 2017
Real Estate Equity Security	Number of Shares Owned	Total Carrying Value	Number of Shares Owned	Total Carrying Value
Whitestone REIT	3,768,189	$47,027	3,603,189	$51,922
Keppel-KBS US REIT	43,999,500	38,102	43,999,500	38,141
Franklin Street Properties Corp.	1,576,809	13,498	—	—
	49,344,498	$98,627	47,602,689	$90,063

During the six and three months ended June 30, 2018, the Company recorded a (loss)/gain related to real estate equity securities of $(7.3) million and $8.7 million, respectively, to finance (loss) income from financial assets at fair value through profit or loss on the accompanying consolidated statements of operations.

KBS SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5:     SIGNIFICANT EVENTS DURING THE REPORTING PERIOD (Cont.)

On November 8, 2017, the Company received 43,999,500 shares of common units of Keppel-KBS US REIT (SGX Ticker: CMOU) in connection with the Singapore Transaction. The Company agreed not to sell, transfer or assign 21,999,750 units of the Keppel-KBS US REIT issued to the Company at closing of the transaction until May 8, 2018 and the remaining 21,999,750 units until November 8, 2018 (the “Unit Lockout Periods”). As of June 30, 2018 and December 31, 2017, a lack of marketability discount of $0.6 million and $1.7 million was recorded as a result of the Unit Lockout Periods, respectively.

Park Highlands Sale

On February 28, 2018, the Company sold approximately 26 developable acres of Park Highlands undeveloped land for an aggregate sales price, net of closing credits and costs, of $2.2 million (which is close to the book value). The purchasers are not affiliated with the Company or the Advisor.

Dividend approval:

In March, May and June 2018, the Company declared distributions of dividend in the aggregated amount of $114.5 million to the Owner.

NOTE 6:    SUBSEQUENT EVENTS

Sale of Central Building

On July 17, 2018, the Company sold the Central Building (an office building containing 191,784 rentable square feet located on approximately 0.6 acres of land in Seattle, Washington) for $67.5 million (which is close to the book value), before closing credits and costs, to purchasers unaffiliated with the Company or the Advisor.

As of June 30, 2018, the Company was in the final stages of negotiation with the buyer and it was highly probable that the sale would occur, as such the Central Building property and related note payable were reclassified to held for sale.

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